                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1996



                           PETCO ANIMAL SUPPLIES, INC.
             (Exact name of registrant as specified in its charter)




    DELAWARE                       0-23574                       33-0479906
 (State or other                 (Commission                  (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)





                  9125 REHCO ROAD, SAN DIEGO, CALIFORNIA 92121
          (Address of principal executive offices, including zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 453-7845






                                  Page 1 of 15
                            Exhibit Index on Page 13

         This Current Report on Form 8-K is filed by Petco Animal Supplies, Inc., a Delaware corporation ("Petco"), in connection with the matters described herein.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 1996, Petco consummated a merger (the "Merger") whereby Petco acquired control of Pet Food Warehouse, Inc., a Minnesota corporation ("PFW"), pursuant to an Agreement and Plan of Merger dated as of October 3, 1996 (the "Merger Agreement") among Petco, PASI Acquisition Corp., a newly formed, wholly owned Minnesota subsidiary of Petco ("Merger Sub"), and PFW. Under the Merger Agreement, Merger Sub was merged with and into PFW, whereupon the separate existence of Merger Sub ceased and PFW became a wholly owned subsidiary of Petco. Immediately following the Merger, PFW was then merged with and into Petco, with the result that PFW ceased to exist and Petco continues as the surviving corporation. Consummation of the Merger followed approval by the stockholders of PFW, which was obtained at a stockholder meeting held on December 31, 1996.

         In connection with the Merger, each outstanding share of common stock of PFW, par value $.01 per share (the "PFW Common Stock"), was converted into the right to receive 0.2173913 of a share (the "Exchange Ratio") of common stock of Petco, par value $.0001 per share (the "Petco Shares"), together with a cash payment in lieu of any fractional Petco Shares to which a holder of PFW Common Stock otherwise was entitled. Each option and warrant to purchase PFW Common Stock (respectively, the "PFW Options" and "PFW Warrants") has been assumed by Petco and constitutes an option or warrant, as the case may be, to acquire Petco Shares on substantially the same terms and conditions as were applicable under such PFW Options and PFW Warrants, adjusted in accordance with the Exchange Ratio. Through the acquisition of the outstanding PFW Common Stock, Petco indirectly acquired all of PFW's assets, which include, among other things, leases with respect to thirty-two retail pet supply stores located in Minnesota, Wisconsin, Iowa, North Dakota and South Dakota, and certain tangible personal property and inventory used in connection with the operation of such stores. Prior to the Merger, Petco did not beneficially own, directly or indirectly, any of PFW's voting securities apart from any beneficial ownership interest it may have had as a result of entering into the Merger Agreement.

         The Merger was structured as a reverse triangular merger intended to qualify as a tax free reorganization. The Merger will be treated as a "pooling of interests" for accounting purposes.

         Pursuant to the Merger Agreement, Marvin W. Goldstein, formerly Chairman, President and Chief Executive Officer of PFW, will be employed by Petco as a Senior Vice President until March 31, 1997, after which time Mr. Goldstein will enter into a six-month consulting agreement with Petco. In addition, Mr. Goldstein has entered into a five year non-competition agreement with Petco, which commences upon the termination of Mr. Goldstein's consulting period. Petco does not anticipate that any directors or officers of PFW, other than Mr. Goldstein, will become directors or officers of Petco.

         The foregoing summary of the terms of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as
Exhibit 2.1 and incorporated herein by reference.

         On January 2, 1997, Petco issued a press release announcing the consummation of the Merger, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Substantially the same information as that required by paragraph (a) of Item 7 has been previously reported by PFW in its Form 10-Q for the quarter ended November 2, 1996 (File No. 0-22504). In accordance with General Instruction B.3 to the Form 8-K, such information is not reported in this Form 8-K.

         (b)      Pro Forma Financial Information.

                  See attached Unaudited Pro Forma Condensed Combining Consolidated Financial Statements of Petco and PFW as of and for the thirty-nine weeks ended November 2, 1996 and October 28, 1995 and for each of the years in the three year period ended February 3, 1996.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger dated as of October 3, 1996 among Petco Animal Supplies, Inc., PASI Acquisition Corp. and Pet Food Warehouse, Inc. Incorporated by reference to Appendix A to Petco's Registration Statement on Form S-4 (File No. 333-14699).

         99.1 Press Release, dated January 2, 1997, issued by Petco Animal Supplies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January 7, 1997                Petco Animal Supplies, Inc.


                                         By:   /s/ James M. Myers
                                            -------------------------------
                                            James M. Myers
                                            Senior Vice President - Finance

              UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED
                              FINANCIAL STATEMENTS

     The unaudited pro forma condensed combining consolidated balance sheet combines Petco's consolidated balance sheet as of November 2, 1996 with PFW's balance sheet as of that date, giving effect to the Merger as if it occurred on November 2, 1996. The unaudited pro forma condensed combining consolidated statements of operations combine Petco's consolidated statements of operations for the thirty-nine weeks ended November 2, 1996 and October 28, 1995 and for each of the years in the three-year period ended February 3, 1996 with PFW's statements of operations for the thirty-nine weeks ended November 2, 1996 and October 28, 1995 and for the fiscal years ended February 3, 1996, January 28, 1995 and December 31, 1993, giving effect to the Merger as if it had occurred at the beginning of each period presented on a pooling of interests basis. The pro forma financial information should be read in conjunction with Petco's and PFW's historical consolidated financial statements and notes thereto contained in Petco's Report on Form 10-Q for the quarter ended November 2, 1996, Petco's Report on Form 10-K for the year ended February 3, 1996, PFW's Report on Form 10-Q for the quarter ended November 2, 1996 and PFW's Report on Form 10-K for the year ended February 3, 1996. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of actual results that would have been achieved had the Merger been consummated at the beginning of the periods presented or of future results.

                    UNAUDITED PRO FORMA CONDENSED COMBINING
                           CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                   NOVEMBER 2, 1996
                                                   ------------------------------------------------
                                                        HISTORICAL                PRO FORMA
                                                   --------------------   -------------------------
                                                    PETCO         PFW     ADJUSTMENTS(1)   COMBINED
                                                   --------     -------   --------------   --------
ASSETS
Current assets:
  Cash and cash equivalents......................  $ 42,927     $ 4,415      $     --      $ 47,342
  Receivables....................................     6,741       1,136            --         7,877
  Inventories....................................    63,288       7,670            --        70,958
  Other..........................................     2,290       1,105            --         3,395
                                                   --------     -------       -------      --------
          Total current assets...................   115,246      14,326            --       129,572
Fixed assets, net................................    84,369       9,203            --        93,572
Goodwill.........................................    37,418          --            --        37,418
Deferred tax assets..............................    12,777          --         2,925        15,702
Other assets.....................................     2,419         412            --         2,831
                                                   --------     -------       -------      --------
                                                   $252,229     $23,941      $  2,925      $279,095
                                                   ========     =======       =======      ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable...............................  $ 29,524     $ 1,674      $     --      $ 31,198
  Accrued expenses...............................    16,780       1,532         2,250        20,562
  Accrued salaries and employee benefits.........     6,332         743            --         7,075
  Current portion of capital lease and other
     obligations.................................     4,006         319            --         4,325
                                                   --------     -------       -------      --------
          Total current liabilities..............    56,642       4,268         2,250        63,160
Capital lease and other obligations, excluding
  current portion................................    14,152         937            --        15,089
Accrued store closing costs......................     7,496          --            --         7,496
Deferred rent....................................     2,624       1,249            --         3,873
Stockholders' equity:
  Common Stock...................................         2          94           (94)            2
  Additional paid-in capital.....................   210,817      25,764            94       236,675
  Accumulated deficit............................   (39,504)     (8,371)          675       (47,200)
                                                   --------     -------       -------      --------
          Total stockholders' equity.............   171,315      17,487           675       189,477
                                                   --------     -------       -------      --------
                                                   $252,229     $23,941      $  2,925      $279,095
                                                   ========     =======       =======      ========

 See accompanying notes to Unaudited Pro Forma Condensed Combining Consolidated
                             Financial Statements.

                    UNAUDITED PRO FORMA CONDENSED COMBINING
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                    THIRTY-NINE WEEKS ENDED NOVEMBER 2, 1996
                                              -----------------------------------------------------
                                                   HISTORICAL                    PRO FORMA
                                              ---------------------     ---------------------------
                                               PETCO         PFW        ADJUSTMENTS(1)     COMBINED
                                              --------     --------     --------------     --------
Net sales...................................  $307,692     $ 49,806        $     --        $357,498
Cost of sales and occupancy costs...........   228,786       37,042              --         265,828
                                              ----------   ----------    ----------        ----------
          Gross profit......................    78,906       12,764              --          91,670
Selling, general and administrative
  expenses..................................    66,629       12,254              --          78,883
Merger and nonrecurring charges.............    17,894           --              --          17,894
                                              ----------   ----------    ----------        ----------
          Operating income (loss)...........    (5,617)         510              --          (5,107)
Interest income.............................     1,406          217              --           1,623
Interest expense............................    (1,243)         (61)             --          (1,304)
                                              ----------   ----------    ----------        ----------
          Earnings (loss) before income
            taxes...........................    (5,454)         666              --          (4,788)
Income taxes (benefit)......................    (1,045)          --             233            (812)
                                              ----------   ----------    ----------        ----------
          Net earnings (loss)...............  $ (4,409)    $    666        $   (233)       $ (3,976)
                                              ===========  ==========    ==========        ===========
Net earnings (loss) per common and common
  equivalent share..........................  $  (0.28)    $   0.07        $     --        $  (0.23)
                                              ===========  ==========    ==========        ===========
Weighted average number of common and common
  equivalent shares outstanding(1)..........  15,586,805   9,455,252     (7,403,062)       17,638,995
                                              ===========  ==========    ==========        ===========

 See accompanying notes to Unaudited Pro Forma Condensed Combining Consolidated
                             Financial Statements.

                    UNAUDITED PRO FORMA CONDENSED COMBINING
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                    THIRTY-NINE WEEKS ENDED OCTOBER 28, 1995
                                              -----------------------------------------------------
                                                   HISTORICAL                    PRO FORMA
                                              ---------------------     ---------------------------
                                               PETCO         PFW        ADJUSTMENTS(1)     COMBINED
                                              --------     --------     --------------     --------
Net sales...................................  $195,523     $ 43,357        $     --        $238,880
Cost of sales and occupancy costs...........   152,473       33,681              --         186,154
                                              ----------   ----------    ----------        ----------

          Gross profit......................    43,050        9,676              --          52,726
Selling, general and administrative
  expenses..................................    50,128       12,295              --          62,423
                                              ----------   ----------    ----------        ----------
          Operating income (loss)...........    (7,078)      (2,619)             --          (9,697)
Interest income.............................       953          344              --           1,297
Interest expense............................      (642)         (27)             --            (669)
                                              ----------   ----------    ----------        ----------
          Earnings (loss) before income
            taxes...........................    (6,767)      (2,302)             --          (9,069)
Income taxes (benefit)......................   (12,110)          --            (806)        (12,916)
                                              ----------   ----------    ----------        ----------
          Net earnings (loss)...............  $  5,343     $ (2,302)       $    806        $  3,847
                                              ===========  ==========    ==========        ===========
Net earnings (loss) per common and common
  equivalent share..........................  $   0.43     $  (0.25)       $     --        $   0.27
                                              ===========  ==========    ==========        ===========
Weighted average number of common and common
  equivalent shares outstanding(1)..........  12,320,692   9,328,912     (7,276,722)       14,372,882
                                              ===========  ==========    ==========        ===========

 See accompanying notes to Unaudited Pro Forma Condensed Combining Consolidated
                             Financial Statements.

                    UNAUDITED PRO FORMA CONDENSED COMBINING
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                        FISCAL YEAR ENDED FEBRUARY 3, 1996
                                                ---------------------------------------------------
                                                     HISTORICAL                  PRO FORMA
                                                --------------------     --------------------------
                                                 PETCO        PFW        ADJUSTMENTS(1)    COMBINED
                                                --------    --------     --------------    --------
Net sales.....................................  $293,631    $ 61,095        $     --       $354,726
Cost of sales and occupancy costs.............   224,540      46,747              --        271,287
                                                ----------  ----------    ----------       ----------
          Gross profit........................    69,091      14,348              --         83,439
Selling, general and administrative
  expenses....................................    70,808      16,332              --         87,140
                                                ----------  ----------    ----------       ----------
          Operating income (loss).............    (1,717)     (1,984)             --         (3,701)
Loss on disposal of stores....................        --      (3,500)             --         (3,500)
Interest income...............................     1,081         427              --          1,508
Interest expense..............................      (836)        (36)             --           (872)
                                                ----------  ----------    ----------       ----------
          Earnings (loss) before income
            taxes.............................    (1,472)     (5,093)             --         (6,565)
Income taxes (benefit)........................    (9,785)         --          (1,751)       (11,536)
                                                ----------  ----------    ----------       ----------
          Net earnings (loss).................  $  8,313    $ (5,093)       $  1,751       $  4,971
                                                =========== ==========    ==========       ===========
Net earnings (loss) per common and common
  equivalent share............................  $   0.67    $  (0.55)       $     --       $   0.34
                                                =========== ==========    ==========       ===========
Weighted average number of common and common
  equivalent shares outstanding(1)............  12,430,720  9,330,171     (7,046,826)      14,714,065
                                                =========== ==========    ==========       ===========

 See accompanying notes to Unaudited Pro Forma Condensed Combining Consolidated
                             Financial Statements.

                    UNAUDITED PRO FORMA CONDENSED COMBINING
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                        FISCAL YEAR ENDED JANUARY 28, 1995
                                                ---------------------------------------------------
                                                     HISTORICAL                  PRO FORMA
                                                --------------------     --------------------------
                                                 PETCO        PFW        ADJUSTMENTS(1)    COMBINED
                                                --------    --------     --------------    --------
Net sales.....................................  $205,178    $ 36,285        $     --       $241,463
Cost of sales and occupancy costs.............   153,607      28,052              --        181,659
                                                ----------  ----------   -----------       ----------
          Gross profit........................    51,571       8,233              --         59,804
Selling, general and administrative
  expenses....................................    44,128      10,997              --         55,125
                                                ----------  ----------   -----------       ----------
          Operating income (loss).............     7,443      (2,764)             --          4,679
Interest income...............................       427         610              --          1,037
Interest expense-primarily to related
  parties.....................................    (1,147)        (40)             --         (1,187)
                                                ----------  ----------   -----------       ----------
          Earnings (loss) before income
            taxes.............................     6,723      (2,194)             --          4,529
Income taxes (benefit)........................     1,969          --            (955)         1,014
                                                ----------  ----------   -----------       ----------
          Net earnings (loss).................  $  4,754    $ (2,194)       $    955       $  3,515
                                                ==========  ==========   ===========       ===========
Net earnings (loss) per common and common
  equivalent share............................  $   0.57    $  (0.24)       $     --       $   0.34
                                                ==========  ==========   ===========       ===========
Weighted average number of common and common
  equivalent shares outstanding(1)............  8,340,803   9,001,257     (7,050,379)      10,291,681
                                                ==========  ==========   ===========       ===========

 See accompanying notes to Unaudited Pro Forma Condensed Combining Consolidated
                             Financial Statements.

                    UNAUDITED PRO FORMA CONDENSED COMBINING
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                  FISCAL YEAR ENDED
                                               --------------------------------------------------------
                                                      HISTORICAL
                                               -------------------------
                                               JAN. 29,       DEC. 31,               PRO FORMA
                                                 1994          1993          --------------------------
                                                PETCO           PFW          ADJUSTMENTS(1)    COMBINED
                                               --------    -------------     --------------    --------
Net sales....................................  $160,841      $  18,170           $   --        $179,011
Cost of sales and occupancy costs............   120,574         14,113               --         134,687
                                               ----------   ----------       ----------      ----------
          Gross profit.......................    40,267          4,057               --          44,324
Selling, general and administrative
  expenses...................................    35,969          5,671               --          41,640
                                               ----------   ----------       ----------        ----------
          Operating income (loss)............     4,298         (1,614)              --           2,684
Interest income..............................         1             60               --              61
Interest expense-primarily to related
  parties....................................    (5,105)           (26)              --          (5,131)
                                               ----------   ----------       ----------        ----------
          Earnings (loss) before income
            taxes............................      (806)        (1,580)                          (2,386)
Income taxes (benefit).......................        51             (9)            (452)           (410)
                                               ----------   ----------       ----------        ----------
          Net earnings (loss)................  $   (857)     $  (1,571)          $  452        $ (1,976)
                                               ===========  ==========       ==========        ===========
Net earnings (loss) per common and common
  equivalent share(4)........................  $     --      $   (0.38)          $   --        $     --
                                               ===========  ==========       ==========        ===========
Weighted average number of common and common
  equivalent shares outstanding(1)...........        --      4,117,055               --              --
                                               ===========  ==========       ==========        ===========

 See accompanying notes to Unaudited Pro Forma Condensed Combining Consolidated
                             Financial Statements.

                          NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINING CONSOLIDATED FINANCIAL STATEMENTS

(1) The adjustments to the unaudited pro forma condensed combining consolidated balance sheet give effect to the assumed issuance of 2,052,190 shares of Petco Common Stock as if the Merger had been consummated as of November 2, 1996 and an anticipated charge for Merger-related expenses totaling approximately $2.3 million. Such Merger-related expenses include only financial advisory fees, legal and accounting expenses and other miscellaneous transaction costs; they do not include any severance payments that may be made to PFW employees in connection with the Merger, any costs relating to possible store conversions or closures or any other costs that may arise in connection with the Merger. These Merger-related expenses are estimated to be in the range of $15.0-$23.0 million and are expected to be charged to the operations of Petco and PFW as incurred. The unaudited pro forma condensed combining consolidated statements of operations do not reflect these non-recurring charges which will be recorded as incurred. The pro forma combining common stock in the unaudited pro forma condensed combining consolidated balance sheet is based on the historical par value of PFW Common Stock being valued at the Petco Common Stock par value of $0.0001. The unaudited pro forma condensed combining consolidated statements of operations include adjustments to recognize deferred income taxes (benefit) related to previously unrecognized PFW net operating loss carryforwards in accordance with SFAS No. 109. The pro forma combining per share amounts in the unaudited pro forma condensed combining consolidated statements of operations are based upon the historical weighted average number of shares of common stock and dilutive common stock equivalents of Petco outstanding during each period presented. In addition, the shares of Petco Common Stock to be issued in connection with the Merger, based on the equivalent weighted average shares and the dilutive common share equivalents of PFW outstanding during each period presented, are treated as outstanding during each such period.

(2) The unaudited pro forma condensed combining consolidated financial statements do not include adjustments to conform the accounting policies of PFW to those followed by Petco. The nature and extent of such adjustments, if any, will be based upon further study and analysis and are not expected to be significant in relationship to the consolidated financial statements of Petco.

(3) Certain financial statement balances of PFW have been reclassified to conform with Petco's financial statement presentation.

(4) Due to differences in capital structure, Petco net earnings (loss) per share information prior to fiscal 1994 is not comparable and, accordingly, is not presented.

                                  EXHIBIT INDEX


Exhibit No.                                                                                           Page
-----------                                                                                           ----
 2.1                  Agreement and Plan of Merger dated as of October 3, 1996                        --
                      among Petco Animal Supplies, Inc., PASI Acquisition Corp. and
                      Pet Food Warehouse, Inc.  Incorporated by reference to Appendix
                      A to Petco's Registration Statement on Form S-4 (File No. 333-
                      14699).

99.1                  Press Release, dated January 2, 1997, issued by Petco Animal                    14
                      Supplies, Inc.